Exhibit 24.1

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc., appoints Joseph F. Fadool, Craig D. Aaron, and Tonit M. Calaway, or any of them, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc., a Registration Statement on Form S-8 of BorgWarner Inc. relating to the shares of the Company’s common stock to be issued by the Company pursuant to the Amended and Restated BorgWarner Inc. 2023 Stock Incentive Plan and any amendments (including post-effective amendments) to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: May 7, 2026	/s/ Sara A. Greenstein
Sara A. Greenstein

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc., appoints Joseph F. Fadool, Craig D. Aaron, and Tonit M. Calaway, or any of them, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc., a Registration Statement on Form S-8 of BorgWarner Inc. relating to the shares of the Company’s common stock to be issued by the Company pursuant to the Amended and Restated BorgWarner Inc. 2023 Stock Incentive Plan and any amendments (including post-effective amendments) to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: May 7, 2026	/s/ Michael S. Hanley
Michael S. Hanley

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc., appoints Joseph F. Fadool, Craig D. Aaron, and Tonit M. Calaway, or any of them, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc., a Registration Statement on Form S-8 of BorgWarner Inc. relating to the shares of the Company’s common stock to be issued by the Company pursuant to the Amended and Restated BorgWarner Inc. 2023 Stock Incentive Plan and any amendments (including post-effective amendments) to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: May 7, 2026	/s/ Alexis P. Michas
Alexis P. Michas

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc., appoints Joseph F. Fadool, Craig D. Aaron, and Tonit M. Calaway, or any of them, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc., a Registration Statement on Form S-8 of BorgWarner Inc. relating to the shares of the Company’s common stock to be issued by the Company pursuant to the Amended and Restated BorgWarner Inc. 2023 Stock Incentive Plan and any amendments (including post-effective amendments) to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: May 7, 2026	/s/ Shaun E. McAlmont
Shaun E. McAlmont

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc., appoints Joseph F. Fadool, Craig D. Aaron, and Tonit M. Calaway, or any of them, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc., a Registration Statement on Form S-8 of BorgWarner Inc. relating to the shares of the Company’s common stock to be issued by the Company pursuant to the Amended and Restated BorgWarner Inc. 2023 Stock Incentive Plan and any amendments (including post-effective amendments) to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: May 7, 2026	/s/ Deborah D. McWhinney
Deborah D. McWhinney

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc., appoints Joseph F. Fadool, Craig D. Aaron, and Tonit M. Calaway, or any of them, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc., a Registration Statement on Form S-8 of BorgWarner Inc. relating to the shares of the Company’s common stock to be issued by the Company pursuant to the Amended and Restated BorgWarner Inc. 2023 Stock Incentive Plan and any amendments (including post-effective amendments) to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: May 7, 2026	/s/ Sailaja K. Shankar
Sailaja K. Shankar

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc., appoints Joseph F. Fadool, Craig D. Aaron, and Tonit M. Calaway, or any of them, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc., a Registration Statement on Form S-8 of BorgWarner Inc. relating to the shares of the Company’s common stock to be issued by the Company pursuant to the Amended and Restated BorgWarner Inc. 2023 Stock Incentive Plan and any amendments (including post-effective amendments) to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: May 7, 2026	/s/ Hau N. Thai-Tang
Hau N. Thai-Tang